EXHIBIT 10.91.7




_________________________________________




                            SERVICING AGREEMENT
                         Dated as of June 1, 1996


                                   Among
                         AEGIS AUTO FINANCE, INC.,
                                 Servicer


               NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION
                    in its capacity as Backup Servicer

                                    and

          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION in its capacity as Trustee


                           Relating to
               Aegis Auto Receivables Trust 1996-2




           _________________________________________
                       TABLE OF CONTENTS



    Page

                               I.

RECITALS . . . . . . . . . . . . . . . . . . . . . . .
 . . . .  1

                               II.

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .
 . . . .  1

                              III.

                     SERVICING RELATIONSHIP

A.   NATURE AND SCOPE OF RELATIONSHIP. . . . . . . . .
 . . . .  2
B.   GENERAL CONDITIONS. . . . . . . . . . . . . . . .
 . . . .  3

                               IV.
           ADMINISTRATION AND SERVICING OF RECEIVABLES

A.   DUTIES OF SERVICER. . . . . . . . . . . . . . . .
 . . . .  6
B.   MAINTENANCE OF RECORDS. . . . . . . . . . . . . .
 . . . .  7
     C.   MAINTENANCE OF SECURITY INTEREST . . . . . .
 . . . .  8
     D.   COLLECTION OF RECEIVABLE PAYMENTS. . . . . .
 . . . .  8
E.   PHYSICAL DAMAGE INSURANCE . . . . . . . . . . . .
 . . . .  8
F.   COVENANTS OF THE TRUSTEE AND SERVICER; NOTICES. .
 . . . .  9
G.   PURCHASE OF RECEIVABLES UPON BREACH . . . . . . .
 . . .   10
H.   SERVICING FEE . . . . . . . . . . . . . . . . . .
 . . .   10
I.   MONTHLY SERVICING CERTIFICATES. . . . . . . . . .
 . . .   11
J.   ANNUAL STATEMENT AS TO COMPLIANCE; ACCOUNTANTS'
     SERVICING REPORT. . . . . . . . . . . . . . . . .
 . . . . 11
K.   ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
     REGARDING RECEIVABLES . . . . . . . . . . . . . .
 . . .   12
L.   RESPONSIBILITY FOR INSURANCE POLICIES; PROCESSING
OF
     CLAIMS UNDER INSURANCE POLICIES; DAILY RECORDS AND
     REPORTS . . . . . . . . . . . . . . . . . . . . .
 . . .   12
M.   ENFORCEMENT . . . . . . . . . . . . . . . . . . .
 . . . . 13
N.   PAYMENT IN FULL ON RECEIVABLE . . . . . . . . . .
 . . .   14
O.   SUBSTITUTION OF COLLATERAL. . . . . . . . . . . .
 . . .   15
P.   FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE.
 . . .   15

                               V.

                 REPRESENTATIONS AND WARRANTIES

A.   REPRESENTATIONS AND WARRANTIES OF SERVICER. . . .
 . . .   16
B.   REPRESENTATIONS AND WARRANTIES OF BACKUP SERVICER
 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . 17
C.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES. . . .
 . . . . 18

                               VI.

EVENTS OF SERVICING DEFAULT. . . . . . . . . . . . . .
 . . .   18


                              VII.

REMEDIES . . . . . . . . . . . . . . . . . . . . . . .
 . . .   20

                              VIII.

RESPONSIBILITY AND AUTHORITY OF SERVICER . . . . . . .
 . . .   20

                               IX.

COLLECTIONS; LOCK-BOX ACCOUNT AND RELATED BANK
ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . .
 . . .   20

                               X.

                      DOCUMENTS AND RECORDS


A.   SERVICING DOCUMENTS AND RECORDS . . . . . . . . .
 . . .   21
     B.   REPORTS AND CREDIT AGENCIES. . . . . . . . .
 . . .   22

                               XI.

INDEMNIFICATION. . . . . . . . . . . . . . . . . . . .
 . . .   22

                              XII.

TERM AND TERMINATION . . . . . . . . . . . . . . . . .
 . . .   23

                              XIII.

ARBITRATION AND ATTORNEYS' FEES. . . . . . . . . . . .
 . . .   23

                              XIV.

WAIVERS. . . . . . . . . . . . . . . . . . . . . . . .
 . . .   24

                               XV.

NOTICES. . . . . . . . . . . . . . . . . . . . . . . .
 . . .   24

                              XVI.

ASSIGNABILITY. . . . . . . . . . . . . . . . . . . . .
 . . .   25

                              XVII.

FURTHER ASSURANCES . . . . . . . . . . . . . . . . . .
 . . .   25

                             XVIII.

COUNTERPARTS . . . . . . . . . . . . . . . . . . . . .
 . . .   25

                              XIX.

ENTIRE AGREEMENT; AMENDMENTS . . . . . . . . . . . . .
 . . .   26

                               XX.

INSPECTION . . . . . . . . . . . . . . . . . . . . . .
 . . .   26

                              XXI.

LIMIT ON TRUSTEE'S PAYMENT OBLIGATIONS . . . . . . . .
 . . .   26

                              XXII.

SERVICER NOT TO RESIGN . . . . . . . . . . . . . . . .
 . . .   26

                             XXIII.

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
OBLIGATIONS OF, OR RESIGNATION OF SERVICER . . . . . .
 . . .   27

                              XXIV.
GOVERNING LAW. . . . . . . . . . . . . . . . . . . . .
 . . .   28

SCHEDULE  A - SUMMARY OF SERVICES
     A-1
I.   SERVICES
     A-1
     A. CONTRACT SERVICES - COLLECTIONS
     A-1
     B. CONTRACT SERVICES - CUSTOMER SERVICE
     A-2

II.  A. SPECIAL COLLECTION ACTIVITIES
     A-4
        1. Repossession and Sale
     A-4
        2. Credit Enhancement Claims Filing
     A-4
        3. Deficiency
     A-5
        4. Bankruptcies
     A-6
        5. Disability
     A-6
        6. Allotments
     A-7
        7. Skips
     A-7

III. FEE SCHEDULE
     A-7
     A.   GENERAL SERVICING
     A-7
     B.   EXPENSE REIMBURSEMENT
     A-8
     C.   DEFICIENCY SERVICING
     A-8

SCHEDULE B - SERVICER MONTHLY ACTIVITY REPORT
     B-1

SCHEDULE C - REQUEST FOR RELEASE OF DOCUMENTS
     C-1

SCHEDULE D - RELEASE AND ASSIGNMENT
     D-1

                       SERVICING AGREEMENT

     This Servicing Agreement is entered into as of the first day of June, 1996
(this "Servicing Agreement")  among AEGIS AUTO FINANCE,
INC., a
Delaware corporation, as servicer (hereinafter referred to as "Servicer" and, in its separate capacity as the originator of the Receivables described herein, the
"Originator"), NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
a national banking association, in its capacity as backup servicer (hereinafter referred to as "Backup Servicer") and NORWEST BANK
MINNESOTA,
NATIONAL ASSOCIATION, in its capacity as trustee
(hereinafter referred to
as "Trustee") in both cases under that certain Pooling and Servicing Agreement dated as of June 1, 1996 by and among Aegis Auto
Funding Corp., a Delaware
corporation, as Seller, Norwest Bank Minnesota,
National Association in its
capacity as Backup Servicer, and Norwest Bank
Minnesota, National Association
in its capacity as Trustee (such agreement, the "Pooling and Servicing
Agreement").

I.   RECITALS

          WHEREAS, Servicer provides portfolio
management services,
including collection assistance, loan administration and financial reporting to financial institutions in connection with motor vehicle retail installment sales contracts, and

          WHEREAS, Norwest Bank Minnesota, National
Association, in its
capacity as Trustee, is or will become the holder of those motor vehicle retail installment sales contracts referred to in Exhibit D to the Pooling and Servicing
Agreement (as such Exhibit is amended or deemed amended pursuant to the
Pooling and Servicing Agreement on any Funding Date, hereinafter referred to as "Receivables") which were originated by the Originator, subsequently sold to
Aegis Auto Funding Corp. pursuant to a Purchase
Agreement dated as of June 1,
1996 (the "Purchase Agreement") between the Originator and Aegis Auto Funding
Corp., and subsequently deposited by Aegis Auto Funding
Corp. with the Trustee
pursuant to the terms of the Pooling and Servicing
Agreement, and

          WHEREAS, pursuant to the Pooling and
Servicing Agreement, the
Backup Servicer and the Trustee, on behalf of the Trust created under the Pooling and Servicing Agreement, desire to avail themselves of the services provided by
Servicer, then

     Let this be the terms and conditions of this Servicing Agreement:

II.  DEFINITIONS

     Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing
Agreement.  Whenever used
     in this Servicing Agreement, the following terms shall have the following meanings.


     Credit Agency. A recognized agency to which Servicer reports delinquencies, repossessions and redemptions.

     Independent Public Accountants.  Means any of (a)
Arthur Andersen &
     Co., (b) Deloitte & Touche, LLP, (c) Coopers &
Lybrand, (d) Ernst &
     Young LLP, (e) KPMG Peat Marwick and (f) Price
Waterhouse, or such
     other nationally recognized firm of independent accountants as shall be acceptable to the parties hereto and the Rating
Agencies; provided, that
     such firm is independent with respect to the Servicer within the meaning of the Securities Act of 1933, as amended.

     Loan Documents. Has the meaning set forth in paragraph III.B.9.


III. SERVICING RELATIONSHIP

     A. NATURE AND SCOPE OF RELATIONSHIP

          The Servicer hereby agrees to service and administer the
Receivables for the Trust and render those services described in this Servicing
Agreement and in the attached Schedule A. In performing its duties under this
Servicing Agreement, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, within the terms of the Pooling and Servicing Agreement and this Servicing
Agreement.  Servicer
acknowledges receiving a copy of the Pooling and Servicing Agreement. Servicer shall report in writing solely to such officers or other employees of Backup
Servicer and Trustee as Backup Servicer and Trustee may designate from time to time in writing.

          Nothing in this Servicing Agreement shall be construed as establishing an agency, an employment or a partnership or joint venture between
Backup Servicer, Trustee, any third party contract purchaser and Servicer.

          Furthermore, Backup Servicer shall not use or permit the use of
Servicer's name or the names of any of Servicer's affiliates in any advertising or promotional materials prepared by Backup Servicer or on Backup Servicer's behalf without the prior written consent of Servicer.

          Compensation payable to the Servicer under this Servicing
Agreement shall be payable by the Trustee solely from the Trust Property in accordance with the terms of the Pooling and Servicing
Agreement, and except
as provided in the Pooling and Servicing Agreement, none of the Trust, the
Trustee or the Certificateholders will have any liability to the Servicer with respect thereto. In accordance with Section 4.04 of the Pooling and Servicing
Agreement, such compensation shall be paid to the Servicer and/or one or more subservicers as the Servicer may from time to time direct in writing to the
Trustee.


          In the event the Backup Servicer shall for any reason no longer be acting as such (including by reason of resignation or an Event of Master Servicing
Default as specified in Section 4.02 or 10.01, respectively, of the Pooling and
Servicing Agreement), the successor Backup Servicer shall thereupon assume all of the rights and obligations of the outgoing Backup
Servicer under this Servicing
Agreement; provided, however that the successor Backup
Servicer shall not be
liable for any acts, omissions or obligations of the outgoing Backup Servicer prior to such succession or for any breach by the outgoing
Backup Servicer of any of
its representations and warranties contained in this Servicing Agreement or in any related document or agreement and the outgoing Backup
Servicer shall not be
relieved of any liability or obligation hereunder to the extent such obligation or liability arose prior to the assumption by the successor Backup Servicer of the obligations of the Backup Servicer hereunder.

     B. GENERAL CONDITIONS

          1.   Servicer agrees to provide the services
hereunder during the
term hereof.
Servicer, Backup Servicer and Trustee each represent and warrant that it is duly authorized to enter into the arrangements contemplated hereby with respect to the
Receivables.

          2.   Servicer may make such communications
with third parties
and the ultimate Obligor as are necessary and proper to perform the services provided for hereunder.

          3.   The Servicer hereby agrees to act for
the Trust as custodian
of all the documents or instruments delivered to the Servicer with respect to each
Receivable, and any and all other documents that Servicer receives, creates, generates, or otherwise possesses which relate to a Receivable, an Obligor or a
Financed Vehicle, provided, however, that the Custodian
Files, including the
original of the motor vehicle installment sale contract and the original certificate of title or such documents evidencing the security interest of the Trust in the Financed Vehicle or efforts made by the Trustee or its assignor to perfect such security interest shall be held by the Custodian, which shall be the Trustee. The
Servicer shall maintain in its files copies, computer records or originals of each of the following documents with respect to each Receivable and the Financed
Vehicle related thereto:

          (i)   application of the Obligor for credit;

         (ii)   a copy (but not the original) of the
retail installment sale
         contract and any amendments thereto; provided, however, that the
         Servicer shall deliver any original amendments to the retail installment sale contract to the Trustee immediately following execution thereof;

           (iii)    a copy (but not the original) of a
certificate of title with
         a lien notation or an application therefor;

         (iv)   copies of the Risk Default Insurance
Policy and the VSI
         Insurance Policy; and

          (v)   such other documents as the Servicer
may reasonably
         request in order to accomplish its duties under this Servicing
         Agreement.

     Items (i), (ii), (iii), (iv) and (v) shall be referred to collectively as the
"Servicer Files."

         4.   Upon receipt of the documentation
indicated in Paragraph
III.B.3, Servicer shall establish a physical file for each Receivable, which shall contain the Servicer Files, as well as copies of all reports developed by or information received by Servicer with respect to the Receivable, including insurance certificates and reports of collection activities.

         In its capacity as custodian of such files, Servicer shall hold the
Servicer Files and all related files and documents on behalf of the Trust, and maintain such accurate and complete accounts, records, and computer systems pertaining to the Receivables using reasonable care and that degree of skill and attention with respect to the Receivables and the files and documents as is customary with other companies in the industry that service motor vehicle installment sales contracts for themselves as well as for others.

         The Servicer shall keep satisfactory books and records pertaining to each Receivable and shall make periodic reports in accordance with this
Servicing Agreement. Such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by applicable laws, regulations or decrees; provided, that, such records may be released to the Seller if the related
Receivable is paid in full, the related Financed
Vehicle is repossessed, the
Receivable has been either repurchased or replaced pursuant to the Purchase
Agreement with a Substitute Receivable (as defined therein) or the Receivable otherwise is no longer being serviced by the Servicer pursuant to this Servicing
Agreement. All documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any Receivable shall remain at all times the property of the Trust.
The Servicer shall not acquire
any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Servicing
Agreement. The Servicer shall bear the entire cost of restoration in the event any
Loan Documents (as defined below) shall become damaged, lost or destroyed.

         5.    Servicer shall make available to the
Backup Servicer, the
Trustee and the Certificateholders, or their duly authorized representatives, attorneys, or auditors, the Servicer Files and any related accounts, records, and computer systems maintained by the Servicer, at such times as the Backup
Servicer, the Trustee or any Certificateholder shall reasonably instruct, but without disrupting Servicer's operations. Without otherwise limiting the scope of the examination, the Backup Servicer, the Trustee or any Certificateholder may, upon at least two (2) Business Days' prior notice and at its own expense, using generally accepted audit procedures, verify the status of each Receivable and review the Loan Documents and records relating thereto for conformity to monthly reports prepared pursuant to paragraph IV.I.
and compliance with the
standards represented to exist as to each Receivable in this Servicing Agreement.
Nothing herein shall require the Backup Servicer, the Trustee or any
Certificateholder to conduct any inspection pursuant to this Section.

         6.    Within five (5) Business Days following
the last day of each
Collection Period, the Servicer shall forward to the Backup Servicer, via electronic transfer in a format mutually acceptable to the Servicer and the Backup
Servicer, its computerized records reflecting (i) all collections received during such Collection Period with respect to the Receivables and (ii) information as of the last day of each Collection Period regarding repossessed Financed Vehicles and sales of repossessed Financed Vehicles. Within three (3) Business Days of receipt of the foregoing information, the Backup
Servicer shall input such
information onto its computer system such that such information is immediately available to the Backup Servicer. The Backup Servicer shall then review such information within five (5) Business Days of its input onto the Backup Servicer's computer system and compare it to the information reported by the Servicer in its Monthly Servicing Certificate delivered to the Backup Servicer, Trustee and each Rating Agency in the form of Schedule B (the
"Monthly Servicing
Certificate"). Any discrepancies shall then be immediately reported to the
Servicer, who shall have ten (10) Business Days from receipt of notice of discrepancies to correct all such discrepancies. Any discrepancies which cannot be corrected in such time period shall be reported by the Servicer to the Trustee, each Rating Agency and the Certificateholders.

         7.    On Monday of each week beginning July 1,
1996, the
Servicer shall forward to the Backup Servicer, via electronic transfer in form mutually acceptable to the Servicer and the Backup
Servicer, its computerized
records reflecting (i) all collections received during the preceding calendar week with respect to the Receivables and (ii) a listing of all Receivables with the date through which payments have been made by the Obligor.

         8.    Other than the duties specifically set
forth in this Servicing
Agreement, the Backup Servicer shall have no obligation hereunder. The Backup
Servicer shall have no liability for any action taken or omitted by the Servicer.
The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Servicing Agreement and the Pooling and Servicing
Agreement and no implied covenants or obligations shall be read into this
Agreement against the Backup Servicer.

         9.    Unless otherwise specified herein, the
Servicer shall
maintain physical possession, or computerized records, of good and legible copies of the Servicer Files received by it; such other instruments or documents that modify or supplement the terms or conditions of any of the foregoing; and, all other instruments, documents, correspondence and memoranda generated by or coming into the possession of the Servicer (including, but not limited to, insurance premium receipts, ledger sheets, payment records, insurance claim files, correspondence and current and historical computerized data files) that are required to document or service any Receivable.
Collectively, all of the
documents described in this paragraph III.B.9 with respect to a Receivable are referred to as "Loan Documents." The Servicer shall hold all Loan Documents in trust for the benefit of the Certificateholders and the Trust; all Loan
Documents shall remain the property of the Trust.  The
Servicer shall respond to
all third party inquiries concerning ownership of the Receivables by indicating that the Receivables have been assigned to the Trust.

         10.   The Servicer may employ or otherwise
utilize subservicers
and enter into subservicing agreements in carrying out its duties and obligations under this Servicing Agreement. An affiliate of the Servicer, Aegis Consumer
Finance, Inc. ("ACF"), has heretofore entered into a Master Servicing Agreement dated as of April 6, 1996 (the "Subservicing
Agreement") with American Lenders
Facilities, Inc. ("ALFI") pursuant to which ALFI has agreed to perform certain subservicing duties as therein described. The Servicer shall cause ALFI to act as subservicer of the Receivables with respect to the receipt of collections on the
Receivables, custody and application of payments from Obligors and for the maintenance of individual records for each Receivable in accordance with the terms of such Subservicing Agreement or the terms of any new subservicing agreement subsequently entered into with ALFI for the performance of such duties. The Subservicing Agreement and any such other subservicing agreement hereafter entered into by the Servicer and/or ACF shall provide that the Backup
Servicer, at the direction of the Majority
Certificateholders and each Rating
Agency, shall have the right to direct the Servicer to terminate such subservicing arrangement if (a) the Majority Certificateholders and each Rating Agency reasonably determine that the subservicer is failing to perform its obligations thereunder and (b) such failure materially reduces the amount recovered on defaulted loans. The Servicer agrees to promptly terminate a subcontracting arrangement if directed to do so by the Backup
Servicer.  In addition, should
ALFI's employment as subservicer of the Receivables as described above be terminated at any time, ALFI shall be entitled to a fee of $5.00 per Receivable.

IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES

     A.  DUTIES OF SERVICER


         The Servicer shall service and administer the Receivables in compliance with all applicable Federal and State laws and regulations governing the Servicer and the Receivables, and shall act prudently and in accordance with customary and usual servicing procedures for other institutional servicers and applicable law, and, to the extent not inconsistent with the foregoing, shall exercise that degree of skill and care it uses for servicing assets held for its own account.

         The Servicer's duties shall include collection and posting of all payments, responding to inquiries by Obligors or by Federal, State, or local governmental authorities on the Receivables, investigating delinquencies, sending payment books or monthly statements to Obligors, responding to inquiries by
Obligors with respect to the Receivables and furnishing
Monthly Servicing
Certificates to the Trustee with respect to distributions and any additional information reasonably requested by the Trustee to enable the Trustee to make distributions and produce reports required under the Pooling and Servicing
Agreement.

         Without limiting the generality of the
foregoing, the Servicer shall
be authorized and empowered to execute and deliver any and all instruments of satisfaction or cancellation, and all other comparable instruments, with respect to the Receivables or the Financed Vehicles.

         If the Servicer shall commence a legal
proceeding to enforce a
Receivable, the Trustee, acting on behalf of the Trust, shall thereupon be deemed to have automatically assigned such Receivable to the Servicer which assignment shall be solely for the purpose of collection. The
Trustee, acting on behalf of the
Trust, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     B.  MAINTENANCE OF RECORDS

         The Servicer shall maintain accounts and records as to each
Receivable accurately and in sufficient detail to permit: (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each); (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time owing in respect of such Receivable.

         To the extent that such records are maintained on a computer system, the Servicer shall also maintain such computer system so that the
Servicer's master computer records (including archives) that shall refer to each
Receivable indicate that such Receivable is owned by the Trust.

         Such accounts and records shall be kept only for as long as Servicer is servicing the Receivables for the Trust.

         At all times during the term hereof, for so long as Aegis Auto
Finance, Inc. is acting as Servicer, the Servicer shall keep available at its office located at 525 Washington Boulevard, Jersey City, New
Jersey  07310 (or such
other location as to which it shall give written notice to the Trustee and each
Certificateholder), for inspection by
Certificateholders a copy of the list of Receivables, and shall mail a copy of such list to a Certificateholder upon written request.

     C.  MAINTENANCE OF SECURITY INTEREST

         The Servicer shall cooperate with the Seller in taking such steps as are necessary to maintain perfection of the security interest created by each
Receivable in the respective Financed Vehicle. The
Trustee, on behalf of the
Trust, hereby authorizes and the Servicer hereby agrees to take such steps (and at the Trust's expense) as are necessary to re-perfect such security interest on behalf of the Trust in the event such re-perfection is necessary or advisable for any reason. The title to each Financed Vehicle relating to a Receivable included in the Trust initially shall bear a notation of a lien in the name of the Originator.

     D.  COLLECTION OF RECEIVABLE PAYMENTS

         The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due.

         In addition, the Servicer, on behalf of the Trust, shall use its best efforts to repossess or otherwise recover the Financed
Vehicle securing any
Receivable as to which the Servicer shall have determined, after consultation with
Seller if Servicer so requests, that eventual payment in full is unlikely and such repossession or recovery is permitted under the terms of the Receivable and any applicable law. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating the Financed Vehicle into cash proceeds.

           Subject to the provisions of paragraph IV.A.
above, the Servicer
shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include selling the Financed Vehicle at public or private sale in accordance with applicable state law. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such
Financed Vehicle unless the Servicer shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds or Insurance
Proceeds by an amount greater than the amount of such expenses.

     E.  PHYSICAL DAMAGE INSURANCE

         1.    The Servicer, in accordance with its
customary servicing
procedures, shall use its best efforts to ensure that each Obligor maintains physical damage insurance covering the Financed Vehicle throughout the lesser of the term of the Trust or the Receivable.

         2.    In the event of any physical loss or
damage to a Financed
Vehicle from any cause, whether through accidental means or otherwise, the
Servicer shall have no obligation to cause the affected
Financed Vehicle to be
restored or repaired. However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.

         3. The Servicer will administer the filings of claims under the
VSI Insurance Policy and the Risk Default Insurance
Policy as provided under
paragraph IV.L. hereof.

     F.  COVENANTS OF THE TRUSTEE AND SERVICER; NOTICES

         1.    The Servicer shall (1) prior to a
default with respect to a
Receivable, not release any Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or upon transfer of the
Financed Vehicle to a successor purchaser following repossession by the Servicer,
(2) not impair the rights of the Certificateholders or the Trustee in the
Receivables, (3) not increase the number of Scheduled
Payments due under a
Receivable except as permitted in paragraph A.3.e of Schedule A, (4) prior to the termination of the Trust, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable transferred to the Trust or any interest therein, except for assignment to the Risk
Default Insurer upon its request after the Risk Default
Insurer has paid a claim
in full, (5) immediately notify the Trustee of the existence of any material Lien on any Receivable, (6) defend the right, title, and interest of the Trust in, to and under the Receivables transferred to the Trust, against all claims of third parties claiming through or under the Servicer, (7) deposit into the Lock-Box Account all payments received by the Servicer with respect to the Receivables in accordance with this Servicing Agreement, (8) comply in all respects with the terms and conditions of this Servicing Agreement relating to the obligation of
Seller to repurchase Receivables from the Trust pursuant to the Pooling and
Servicing Agreement, or the obligation of the Originator to repurchase
Receivables from the Seller pursuant to the Purchase
Agreement, (9) promptly
notify the Trustee of the occurrence of any Event of Servicing Default and any breach by the Backup Servicer of any of its covenants or representations and warranties contained herein, (10) with the cooperation of the Seller, make any filings, reports, notices, or applications and seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any state vehicle license or registration authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee to create, maintain, and protect a first-priority security interest of the Trustee in, to, and on the Financed Vehicles and a first-priority security interest of the Trust in, to, and on the Receivables transferred to it and
(11) take all reasonable action
necessary to maximize the returns pursuant to the Risk
Default Insurance Policy
and the VSI Insurance Policy.

         2.    The Trustee shall promptly notify the
Servicer of any actual
knowledge on its part (i) of any abandonment of any Financed Vehicle by an
Obligor, (ii) of any material change in the condition or value of any Financed
Vehicle, (iii) of any waste committed with respect to any Financed Vehicle; (iv) of any failure on the part of an Obligor to keep the Financed Vehicle insured or in good condition and repair, (v) of any permanent or substantial injury to a
Financed Vehicle caused by unreasonable use, abuse or neglect or (vi) of any other matter which would adversely affect or result in diminution of the value of any Financed Vehicle.

         3.    The Servicer will promptly advise the
Trustee of any
inquiry received from an Obligor which contemplates the consent of the Trustee.
Inquiries contemplating consent of the Trustee shall include, but not be limited to, inquiries about settlement of any unasserted claim or defense, or compromise of any amount an Obligor owes or any other matters the Servicer should reasonably understand are not within the Servicer's authority under this Servicing
Agreement.

         4.    Notwithstanding any other provision of
this Servicing
Agreement, the Trustee and the Backup Servicer (except if and when the Backup
Servicer is acting as the Servicer hereunder) shall be under no duty or obligation to investigate or inquire into the status of any Obligor or Financed Vehicle and
"actual knowledge" referred to in subparagraphs 2 and 3 of this paragraph IV.F.
shall be limited to actual knowledge of a Trustee
Officer.

     G.  PURCHASE OF RECEIVABLES UPON BREACH

         The Servicer shall inform each Rating Agency, the Trustee, the
Backup Servicer and each Certificateholder promptly, in writing, upon the discovery of any breach pursuant to Section 3.01 of the Pooling and Servicing
Agreement. The Servicer has no duty to investigate or determine the existence of any breach except as specified herein. Unless the breach shall have been cured within the time periods specified in Section 3.02 of the Pooling and Servicing
Agreement, the Trustee shall use all reasonable efforts to cause the Seller to repurchase or replace the affected Receivables in accordance with Section 3.02 of the Pooling and Servicing Agreement, and enforce the repurchase or substitution obligations of the Originator under
Section 7.02 of the Purchase
Agreement. In consideration of the purchase of such Receivable, the Trustee shall use all reasonable efforts to cause the Seller or the Originator to remit the
Purchase Amount or the substitute Receivable to the Trustee. The Trustee's rights with respect to this paragraph IV.G. shall not subject the Trustee to any duty or obligation upon a breach by the Seller or the Originator of its representations, warranties or covenants as set forth above, other than to take action as described herein and as may be directed by the Certificateholders in accordance with and subject to the condition and limitation set forth in the
Pooling and Servicing Agreement.

     H.  SERVICING FEE

         The Servicer shall be paid a monthly servicing fee ("Servicing Fee") with respect to each Receivable serviced under this Servicing Agreement during a Collection Period in accordance with paragraph III of Schedule A hereto. The
Servicing Fee shall be due on the succeeding
Distribution Date.  In the event this
Servicing Agreement is terminated on a date other than the last day of a
Collection Period, then the Servicing Fee for such period shall be determined on a pro rata basis. In the event that the Backup
Servicer assumes the
responsibilities and obligations of the Servicer under this Servicing Agreement, the Backup Servicer shall be entitled to receive its normal and customary fee for such services with respect to comparable quality
Receivables, not to exceed those
set forth in the Fee Schedule set forth in paragraph
III of Schedule A attached
hereto.

     I.        MONTHLY SERVICING CERTIFICATES

         The Servicer shall deliver to the Backup
Servicer, the Trustee
(which shall deliver a copy to each Certificateholder), each Rating Agency and the Seller, on each Determination Date, a Monthly
Servicing Certificate
substantially in the form of Schedule B hereto containing all information necessary for the Trustee to calculate and make the distributions pursuant to
Section 5.06 of the Pooling and Servicing Agreement.

     J.  ANNUAL STATEMENT AS TO COMPLIANCE;
         ACCOUNTANTS' SERVICING REPORT

         1.    The Servicer shall deliver to the Backup
Servicer, the
Trustee, each Certificateholder, and each Rating
Agency, on or before March 31
of each year, an Officer's Certificate, dated effective as of December 31 of the preceding year beginning with the calendar year ended
December 31, 1996,
stating that (i) a review of the activities of the Servicer during the preceding
12-month period and of its performance under this Servicing Agreement has been made under such officer's supervision and (ii) based on such review, the Servicer has materially fulfilled all its obligations under this Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any
Certificateholder by a request in writing to the Servicer from any such
Certificateholder.

         2.    Unless required more frequently by each
Rating Agency,
on each yearly anniversary of the Closing Date, the Servicer at the expense of the Trust, shall cause a firm of Independent Public
Accountants to furnish a statement
to the Trustee, each Rating Agency and each Certificateholder to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in this Agreement, and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.

         3.    If (a) the Reserve Requirement shall be
increased because
either (i) the "60 Day + Delinquency Rate" (as defined in the definition of
Reserve Requirement) exceeds 4.75% of the Pool Balance
(as set forth in clause
(2) of the definition of Reserve Requirement) or (ii) the cumulative Net Losses with respect to the Receivables exceed the applicable percentages of the Original
Pool Balance (as set forth in clause (4) of the definition of Reserve Requirement) or (b) an Event of Servicing Default shall have occurred and be continuing, then, at the request of the Majority Certificateholders not more frequently than once every six months, the Trustee, within 30 days of such request, shall cause a firm of Independent Public Accountants to review certain documents and records of the
Servicer relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in this Agreement, and furnish a statement to the effect specified in paragraph IV.J.2 above.

         4.    The Servicer shall deliver to each
Rating Agency, the
Trustee, the Backup Servicer and each
Certificateholder, promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business
Days thereafter, written notice in an Officer's
Certificate of the Servicer of any
event which with the giving of notice or lapse of time, or both, would become an
Event of Master Servicing Default under Section 10.01 of the Pooling and
Servicing Agreement or an Event of Servicing Default under paragraph VI hereof.

     K.  ACCESS TO CERTAIN DOCUMENTATION AND
         INFORMATION REGARDING RECEIVABLES

         The Trustee and the Servicer shall, upon written request, each provide to or cause the Certificateholders to have access to its Custodian Files or Servicer Files, as the case may be, relating to the Receivables. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Trustee or the Servicer, as the case may be.
Nothing in this Section shall affect the obligation of the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the
Obligors, and the failure of the Trustee or the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this paragraph IV.K.

     L.  RESPONSIBILITY FOR INSURANCE POLICIES;
PROCESSING
         OF CLAIMS UNDER INSURANCE POLICIES; DAILY
         RECORDS AND REPORTS

         1.    The Servicer, on behalf of the Trust,
will administer and
enforce all rights and responsibilities of the holder of the Receivables provided for in the Insurance Policies relating to the Receivables. The Servicer, on behalf of the Trust, shall verify that an endorsement listing each Receivable has been issued with respect to each Receivable under the Risk
Default Insurance Policy,
that each Receivable is listed by the VSI Insurer as covered under the VSI
Insurance Policy, and that the Risk Default Insurance
Policy names the Trustee
as the insured and the VSI Insurance Policy names the Trustee as an additional insured.

         2. The Servicer will administer the filings of claims under the
VSI Insurance Policy and Risk Default Insurance Policy by filing the appropriate notices related to claims as well as claims with the respective carriers or their authorized agents, all in accordance with the terms of the VSI Insurance Policy and Risk Default Insurance Policy. The Servicer shall file all such claims regardless of whether a Receivable may have become a Purchased Receivable or a Liquidated Receivable. The Servicer shall file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims, subject to the servicing standard set forth in paragraph IV.A. hereof.
The Servicer will utilize
such notices, claim forms and claim procedures as are required by the respective insurance carriers. The Servicer shall notify the Trustee and Seller of (i) any such claims actually denied under the applicable Risk
Default Insurance Policy
or VSI Insurance Policy and (ii) those claims which would have been denied under such Risk Default Insurance Policy or VSI
Insurance Policy had the
Receivable(s) not been repurchased from the Trust, and in both cases, the reasons for such denials. The Servicer shall cause all Insurance Proceeds to be deposited to the Lock-Box Account within two (2) Business Days of receipt thereof.

         The Servicer shall not be required to pay any premiums or, other than administering the filing of claims and performing reporting requirements specified in the VSI Insurance Policy and Risk Default
Insurance Policy in
connection with filing such claims, perform any obligations of any named insured under the foregoing VSI Insurance Policy and Risk
Default Insurance Policy, and
shall not be required to institute any litigation or proceeding or otherwise enforce the obligations of any insurer thereunder.
Notwithstanding any provision to the
contrary in the Pooling and Servicing Agreement, the Servicer shall not be responsible to any Certificateholder or the Seller (i) for any act or omission to act done in order to comply with the requirements or satisfy any provisions of the
VSI Insurance Policy or Risk Default Insurance Policy or (ii) for any act or omission to act, absent willful misconduct or gross negligence, done or omitted in compliance with this Servicing Agreement. In the case of any inconsistency between this Servicing Agreement and the terms of any VSI Insurance Policy or
Risk Default Insurance Policy, the Servicer shall comply with the latter.

         3.    Notwithstanding any other provision in
this Servicing
Agreement to the contrary, the Trustee and the Backup
Servicer, unless it is
acting as Servicer, shall not be under any obligation to administer the Receivables as required by the VSI Insurance Policy and/or Risk
Default Insurance Policy.

     M.  ENFORCEMENT

         1.  The Servicer will, consistent with the
standard of care required
by paragraph IV.A. hereof, act with respect to the Receivables and the Insurance
Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto.

         2.  The Servicer may and shall, at the
direction of the Trustee, sue
to enforce or collect upon the Receivables and the Insurance Policies (including unpaid claims), with the prior approval of the Trustee, in the name of and as agent for the Trust. If the Servicer commences a legal proceeding to enforce a
Receivable or an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the Receivable and the related rights under the
Insurance Policies by the Trustee to the Servicer for purposes of collection only.
If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable or an Insurance
Policy on the grounds that
it is not a real party in interest or a holder entitled to enforce the Receivable or the Insurance Policy, the Trustee, on behalf of the Trust, shall, at the Servicer's request, take such steps as the Servicer deems reasonably necessary to enforce the
Receivable or the Insurance Policy, including bringing suit in its name or the names of the Certificateholders. The Servicer shall be entitled to reimbursement for expenses incurred in connection with enforcement or collection activities with respect to the Receivables pursuant to this paragraph
IV.M.2.

         3. The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Receivable in accordance with the Servicer's usual practice and the standard of care required by paragraph IV.A hereof. In exercising such recourse rights, the Servicer is hereby authorized on the Trustee's behalf to reassign the Receivable and to deliver the certificate of title to the
Financed Vehicle to the person against whom recourse exists at the price set forth in the document creating the recourse.

         4.    The Servicer may not permit any
rescission or cancellation
of any Receivable nor may it take any action with respect to any Receivable or
Insurance Policy which would materially impair the rights or interest of the Trust or the Certificateholders therein or in the proceeds thereof.

         5.  Except as otherwise provided in paragraph
I.A.3 of Schedule A
hereto, neither the Backup Servicer nor the Servicer may increase or reduce the amount of any Scheduled Payments, change any Receivable, APR, extend the maturity date of or rework any Receivable, modify or change any Obligor with respect to any Receivable or modify any other material term of a Receivable.

     N.  PAYMENT IN FULL ON RECEIVABLE

         Upon payment in full on any Receivable, the Servicer shall notify the Custodian pursuant to Section 3.03 of the Pooling and Servicing Agreement, prior to the next succeeding Distribution Date, by a certificate of a Servicing
Officer substantially in the form of Schedule C hereto and request for release of the related Custodian File (which certificate shall include a statement to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Collection Account or the Lock-Box Account pursuant to Section 5.02 of the Pooling and Servicing
Agreement have been so
deposited). Upon receipt of such request, the Custodian shall promptly release or cause to be released such Receivable and the related
Custodian File by
executing a release and assignment in the form of Schedule D hereto, which shall be without recourse to the Trustee. The Custodian shall be authorized, upon receipt of a request for release from the Servicer in the form of Schedule C hereto, to execute an instrument in satisfaction of such Receivable and to take such other actions and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. Upon request of a Servicing Officer, the
Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to the Receivables.

     O.  SUBSTITUTION OF COLLATERAL

         In the event a Financed Vehicle sustains significant physical damage such that the insurance company carrying the physical damage insurance covering such Financed Vehicle determines that the Financed
Vehicle is not repairable, the
Servicer, the Trustee or the Seller may permit the Obligor to pledge a vehicle of equal or greater market value than that of the Financed
Vehicle immediately prior
to sustaining the physical damage, provided, that any such substitution shall not be made if to do so would void coverage of the related
Receivable under the VSI
Insurance Policy or the Risk Default Insurance Policy, and provided further that the value of Financed Vehicles (prior to sustaining the physical damage) for which substitutions may be made shall not exceed in the aggregate ten percent
(10%) of the Original Pool Balance. The second vehicle shall be substituted as the collateral ("Substituted Financed Vehicle") for the Receivable and the terms of the Receivable shall not be amended or modified except to reflect the substituted collateral. The Servicer shall, within 90 days of the purchase of the Substituted Financed Vehicle, cause the certificate of title for the Substituted
Financed Vehicle to be delivered to the Trustee as Custodian pursuant to Section
3.03 of the Pooling and Servicing Agreement; provided, however, that if the certificate of title is not delivered to the Trustee within such 90-day period, the
Seller shall be deemed to be in breach of its representations and warranties in the
Pooling and Servicing Agreement.  In accordance with
Section 3.03 of the
Pooling and Servicing Agreement, the Servicer shall make appropriate notation in its records of the substitution of the collateral.

     P.  FIDELITY BOND AND ERRORS AND OMISSIONS
INSURANCE

         The Servicer shall maintain, at its own
expense, (i) an errors and
omissions insurance policy and (ii) a blanket fidelity bond (but only to the extent
ALFI or any other subservicer appointed by the Servicer to perform the collection activities and related services specified to be performed by ALFI in paragraph III.
B. 10 hereof does not maintain a blanket fidelity bond with respect to such servicing functions to be performed hereunder; provided if the Servicer does participate in performing any such functions, it shall maintain a blanket fidelity bond), in each case with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional motor vehicle installment sales contract servicers. No provision of this paragraph IV.P.
requiring such fidelity bond and
errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.
The Servicer shall be
deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.
Upon request of the
Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten days' prior written notice to the Trustee, each Rating
Agency and the Certificateholders.

V.   REPRESENTATIONS AND WARRANTIES

     A.  REPRESENTATIONS AND WARRANTIES OF SERVICER

         1.    Servicer is a corporation duly
organized, validly existing
and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of
Servicer; this Agreement has been duly and validly executed and delivered by
Servicer; and, assuming due authorization, execution and delivery by Backup
Servicer and the Trustee, this Agreement is a valid and legally binding agreement of Servicer enforceable in accordance with its terms.

         3.    The execution and delivery of this
Agreement by Servicer
hereunder and the compliance by Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the certificate of incorporation or bylaws of Servicer.

         4.    During the term of this Agreement,
Servicer will maintain
fire and theft, general liability, business interruption and employee fidelity insurance coverage in such amounts and upon such terms as shall be customary given the nature and extent of Servicer's business activities.

         5. The Servicer is not in violation of, and the execution, delivery and performance of this Servicing Agreement by the Servicer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect the performance of its duties hereunder;

         6. No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is contemplated by or, to the
Servicer's knowledge, pending or threatened against the Servicer which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Servicing
Agreement;

         7.    To the best of Servicer's knowledge all
electronic data
provided by the Servicer will be at the time of delivery thereof true and correct;

         8.    No information, certificate of an
officer, statement furnished
in writing or report delivered to the Backup Servicer by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         9.    The Servicer is an Eligible Servicer as
of the Closing Date
and shall remain an Eligible Servicer throughout the term of this Servicing
Agreement.

     B.  REPRESENTATIONS AND WARRANTIES OF BACKUP
     SERVICER

         1.    Backup Servicer is a national banking
association in good
standing under the laws of the United States, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this
Agreement. Backup Servicer has all licenses, approvals and consents to conduct its business as contemplated by this Agreement, except to the extent that the failure to possess such licenses, approvals and consents does not have a material adverse effect on the ability of the Backup Servicer to perform its duties under this Agreement.

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of
Backup Servicer; this Agreement has been duly and validly executed and delivered by Backup Servicer; and, assuming due authorization, execution and delivery by Servicer, this Agreement is a valid and legally binding agreement of
Backup Servicer enforceable in accordance with its terms.

         3.    The execution and delivery of this
Agreement by Backup
Servicer hereunder and the compliance by Backup
Servicer with all provisions of
this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Backup Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or Bylaws of Backup
Servicer.

     C.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties set forth in this paragraph V are made as of the date of this Servicing Agreement and shall survive the date of this
Servicing Agreement.  Upon discovery by the Backup
Servicer, the Trustee or the
Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

VI.  EVENTS OF SERVICING DEFAULT

     If any one of the following events ("Events of Servicing Default") shall occur and be continuing:

       (i)     Any failure by the Servicer to deliver
to the Trustee any
               proceeds or payment required to be so
delivered under the
               terms of this Servicing Agreement that
shall continue
               unremedied for a period of two (2)
Business Days after the
               earlier to occur of (a) the date on
which written notice of
               such failure shall have been received by the Servicer or (b)
               a Servicing Officer shall have actual
knowledge thereof or,
               with reasonable diligence, should have
had knowledge
               thereof; or

      (ii)     Failure on the part of the Servicer to
observe or to perform
               in any material respect any other
covenants or agreements
               set forth in this Servicing Agreement
which continue
               unremedied for a period of thirty (30)
days after the earlier
               to occur of (a) the date on which
written notice of such
               failure shall have been received by the
Servicer or (b) a
               Servicing Officer shall have actual
knowledge thereof or,
               with reasonable diligence, should have
had knowledge
               thereof; or

     (iii)     The entry of a decree or order by a
court or agency or
               supervisory authority having
jurisdiction in the premises for
               the appointment of a conservator,
receiver, trustee, or
               liquidator for the Servicer in any
bankruptcy, insolvency,
               readjustment of debt, marshalling of
assets and liabilities,
               or similar proceedings, or for the
winding-up or liquidation
               of its affairs, and the continuance of
any such decree or
               order unstayed and in effect for a
period of thirty (30)
               consecutive days; or

      (iv)     The consent by the Servicer to the
appointment of a
               trustee, conservator, receiver, or
liquidator in any
               bankruptcy, insolvency, readjustment of
debt, marshalling
               of assets and liabilities, or similar
proceedings of or
               relating to the Servicer and involving
substantially all of its
               property; or

       (v)     The Servicer shall admit in writing its
inability to pay its
               debts generally as they become due,file
a petition of any
               applicable bankruptcy, insolvency, or
reorganization
               statute, make an assignment for the
benefit of its creditors,
               or voluntarily suspend payment of its
obligations; or

      (vi)     The failure by the Servicer to provide
true and correct
               electronic data, in violation of
representations and
               warranties made by the Servicer in
paragraph V.A. hereof,
               which violation shall be material and
shall continue
               unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be
               remedied, shall have been sent (1) to
the Servicer by the
               Trustee, or (2) to the Servicer and to
the Trustee by the
               Holders of Certificates evidencing not
less than 20% of the
               Voting Interests thereof; or

     (vii)     The assignment by the Servicer to a
delegate of its duties
               or rights hereunder, except as
specifically permitted
               hereunder, or any attempt to make such
an assignment; or

         (viii)     The failure to provide the Trustee
at least thirty (30) days
                    prior written notice of a merger or
consolidation involving
                    the Servicer or assumption of
obligations of the Servicer,
                    or the failure to receive the
approval by each Rating
                    Agency (such approval not to be
unreasonably withheld) of
                    such merger or consolidation
involving the Servicer or
                    assumption of obligations of the
Servicer pursuant to
                    paragraph XXIII of this Servicing
Agreement; or

      (ix)     Any fraud, gross negligence or willful
misconduct on the
               part of the Servicer with respect to the Receivables or its duties hereunder.

          Then, and in each and every case and so long as an Event of
Servicing Default described above shall not have been remedied in the period, if any, provided for in the applicable subsection, the Trustee may, either at the direction of the Majority Certificateholders or, in the case of an Event of
Servicing Default described in subsections (iii), (iv) or (v) above, at the direction of the Risk Default Insurer, terminate all of the rights and obligations of the
Servicer under this Servicing Agreement.

          On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, with respect to the Receivables or otherwise, shall pass to and be vested in the Backup
Servicer or in any successor Servicer to be appointed by the Trustee at the direction of the Majority Certificateholders or at the direction of the Risk Default
Insurer, provided that the direction of the Risk
Default Insurer shall be subject
to the consent of the Majority Certificateholders and each Rating Agency. The
Backup Servicer is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts with things necessary to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable files, or otherwise.
Anything to the contrary
herein notwithstanding, the Backup Servicer may appoint agents to perform its duties as successor Servicer hereunder.

          The Servicer shall cooperate with the Backup
Servicer in effecting
the termination of the responsibilities and rights of the Servicer under this
Servicing Agreement, including the transfer to the Backup Servicer or any successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer or shall have been deposited by the Servicer in any account or that shall thereafter be received by the Servicer with respect to a
Receivable.

          The Backup Servicer or the successor Servicer appointed by the
Trustee (including by reason of an Event of Servicing
Default under this Section
or resignation pursuant to Section XXII) shall be successor in all respects to the Servicer in its capacity as Servicer and custodian under this Servicing Agreement;
provided, however that the Backup Servicer or successor
Servicer shall not be
liable for any acts, omissions or obligations of the Servicer that arose prior to such succession or for any breach by the outgoing
Servicer of any of its
representations and warranties contained in this Servicing Agreement or in any related document or agreement, and the outgoing
Servicer shall not be relieved
of any liability or obligations hereunder to the extent such obligation or liability arose prior to such succession. The Servicer shall be entitled to receive all
Servicing Fees and recovery of all costs up to the date of the transfer to the successor Servicer of all functions referenced under this Servicing Agreement.

VII.      REMEDIES

          In addition to the right to terminate
contained in Section VI, the
Servicer agrees that upon the happening of any Event of Servicing Default (as defined herein), the Backup Servicer or the successor
Servicer may avail itself of
any other relief to which the Backup Servicer or the successor Servicer may be legally or equitably entitled, subject only to the provision of Section XIII of this Servicing Agreement.

VIII.          RESPONSIBILITY AND AUTHORITY OF SERVICER

          Subject to the limitations set forth herein or in the Pooling and
Servicing Agreement, the Servicer shall have the full power and authority, acting alone and without the consent of the Trustee or the Backup Servicer, to do any and all things in connection with such servicing and administration that it may deem reasonably necessary or desirable, to collect the Receivables, to disburse the proceeds and to protect the interests of the Trustee and the Certificateholders in the Receivables.

IX.       COLLECTIONS; LOCK-BOX ACCOUNT AND RELATED
          BANK ACCOUNTS

          Any amounts received by the Servicer,
including all payments by
or on behalf of the Obligors (other than Purchased
Receivables), all Liquidation
Proceeds, Insurance Proceeds and other Recoveries, all as collected during the
Collection Period in respect of a Receivable being serviced by the Servicer, shall be remitted to the Lock-Box Account as soon as practicable, but in no event later than the close of business on the Business Day after receipt thereof by the
Servicer.

          The Servicer shall maintain the Lock-Box
Account and shall collect
and hold in trust (for the benefit of the Trust) in such account all funds received on account of the Obligors until such funds are transferred to the Trustee or in accordance with its instructions. On a daily basis the posted balance (in excess of $2,000) related to the Receivables in the Lock-Box
Account shall be
transferred by wire transfer to the Trustee.

          Such funds shall not be commingled with the funds of any other person; provided that there may be deposited in the Lock-Box Account moneys collected on other motor vehicle installment sales contracts originated by Aegis
Finance and its affiliates. The Servicer shall be responsible for all charges with respect to the Lock-Box Account and, insofar as such charges relate to the
Receivables, shall be reimbursed in accordance with the instructions set forth in the Monthly Servicer Certificate. The Servicer shall provide written notice to the
Trustee of the location and account number of the Lock-Box Accounts promptly after establishing or changing the same.

          First Interstate Bank of California, N.A.
will serve as the initial
Lock-Box Account Depository with respect to the Receivables. The Servicer shall provide thirty (30) days' prior notice to the Trustee of its appointment of a successor Lock-Box Account Depository, which such successor Lock-Box
Account Depository shall be an Eligible Institution.

          The Servicer shall deposit into the Lock-Box
Account all amounts
(including late payments) remitted by Obligors to the Servicer under the terms of the Receivables within one (1) Business Day after receipt thereof. The Servicer shall provide the Lock-Box Account Depository with a report providing instructions related to distributions of funds from the Lock-Box Account to the
Collection Account.

          The Servicer shall deposit in the Collection
Account the aggregate
Purchase Amount with respect to Purchased Receivables.
All such deposits shall
be made in Automated Clearinghouse Corporation next-day funds or immediately available funds, on the Business Day following receipt thereof.

X.   DOCUMENTS AND RECORDS

     A.   SERVICING DOCUMENTS AND RECORDS

          1. All documents with respect to an Obligor account and delivered to Servicer hereunder will be held in trust and kept safely by Servicer as delivered.

          2.   The Servicer shall hold in trust and
keep safely for the
benefit of the Trust the computer records relating to the Obligor accounts and the proceeds thereof.

          3.   The Servicer will furnish copies of any
audit reports
prepared for the Servicer (either internal or otherwise) with respect to the
Receivables to the Trustee promptly upon the receipt thereof by Servicer.

          4. All data, documents and information held by the Servicer on behalf of the Trust shall be held in confidence and not used or disclosed for any purpose other than as contemplated by this Servicing Agreement or as required by law or as may be necessary to enforce their respective rights under this Servicing Agreement.

     B.   REPORTS AND CREDIT AGENCIES

          1. In addition to its normal reporting, the Servicer shall also furnish Backup Servicer upon request with such reports as are required by this
Servicing Agreement and such additional information underlying the data in the aforesaid reports as may be reasonably pertinent to Backup Servicer's needs and that can be generated by the Servicer's existing data processing system without undue effort or expense. The reports required by this Servicing Agreement shall be substantially in the form of Schedule B hereto.

          2.   Backup Servicer and Trustee understand
that all transactions
with respect to an Obligor account will be reported by Servicer to one or more
Credit Agencies in the name of the Seller or its applicable affiliate as required by contract and by law. Servicer will comply with all Credit Agency agreements.


XI.       INDEMNIFICATION

          The Servicer agrees to indemnify the Backup
Servicer and the
Trustee and hold the Backup Servicer and the Trustee, their respective officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Backup Servicer or the Trustee, as the case may be, may sustain in any way related to failure of the Servicer to perform its duties and service the Receivables in compliance with the terms of this Servicing Agreement. The
Servicer shall immediately notify the Backup Servicer and the Trustee if a claim is made by a third party with respect to this Servicing
Agreement or the
Receivables, assume (with the consent of the Backup
Servicer and the Trustee)
the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Backup
Servicer or the Trustee in
respect of such claim. This right to indemnification shall survive the termination of this Servicing Agreement.

XII.      TERM AND TERMINATION

          1.   The Servicer agrees to service all
Receivables for their full
term and until their expiration or earlier termination.

          2.   In the event the Trustee, on behalf of
the Trust, transfers
any Receivable(s), the transferee shall have the option to terminate the servicing of the respective Obligor account(s) by providing thirty (30) days written notice to Servicer.

          3.   The holder of the Residual Interest may
at any time replace
the Servicer with a substitute Eligible Servicer upon the delivery of written notice of such substitution stating the name and address of such substitute Servicer to the Master Trustee, the Trustee, each Rating Agency and the predecessor Servicer at least 90 days prior to the change in Servicer, provided (1) the holder of the Residual Interest delivers to the Trustee in connection with such substitution evidence of the consent of at least the Majority
Certificateholders to the change
and (2) provided further that such substitute Servicer shall have executed an agreement of assumption, acceptable to the Trustee and each Rating Agency, under which it assumes every obligation and duty of the Servicer under this
Servicing Agreement. Upon the occurrence of the foregoing, such substitute
Servicer shall be deemed the Servicer for all purposes under this Servicing
Agreement.

          Should the transferee or holder of the
Residual Interest elect to
terminate the servicing as indicated above, the Servicer shall be entitled to a five
($5.00) dollars per Receivable transfer fee, such fee to be paid by the transferee or holder of the Residual Interest on the date of transfer.

XIII.     ARBITRATION AND ATTORNEYS' FEES

          1.   It is understood that this Servicing
Agreement is made in
good faith and should there arise, from any unforeseen cause, a difference of opinion or of interpretation of this Servicing
Agreement which cannot be settled
amicably between the Trustee, the Backup Servicer and the Servicer, such difference or interpretations shall be submitted to a decision of a board of arbitration.

          2.   The aforementioned board of arbitration
shall be composed
of two (2) arbitrators and an umpire meeting in the State of Minnesota, unless otherwise agreed to by the Trustee, the Backup Servicer and the Servicer.

          3.   The members of the board of arbitration
shall be active or
retired disinterested officials of insurance companies or financial institutions.
Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after being requested to do so by the claimant, the latter shall also appoint the second arbitrator.

               If the two arbitrators fail to agree
upon the appointment of
an umpire within two (2) weeks after their nominations, each of them shall name three (3), of whom the other shall decline two (2) and the decision shall be made by drawing lots. The claimant shall submit its initial brief within twenty (20) days from appointment of the umpire. The respondent shall submit its brief within twenty (20) days thereafter, and the claimant may submit a reply brief within ten
(10) days after filing of the respondent's brief.

          4.   The board shall make an award with
regard to the custom
and usage of the business contemplated by this Servicing Agreement. The board shall issue its award in writing based upon a hearing at which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed.

               The board shall make its award within
thirty (30) days
following the termination of the hearing unless the parties consent to an extension. A decision by the majority of the members of the board shall become the award of the board and shall be final and binding upon all parties to the proceeding. Either party may apply to the United States
District Court, sitting in
the State of Minnesota, for an order confirming the award. If such an order is issued, the attorneys' fees of the party so applying and the court cost will be paid by the party against whom confirmation is sought.

          5. Each party shall bear the expense of its arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceeding
(including attorneys' fees of the
parties) shall be allocated by the board in its award.
Notwithstanding any other
provision hereof, any expenses (including attorney's fees) incurred by the Trustee or the Backup Servicer shall be reimbursed from the Trust.

XIV.      WAIVERS

          No failure or delay on the part of the
Servicer, the Trustee or the
Backup Servicer in exercising any power, right or remedy under this Servicing
Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy, preclude any other or further exercise thereof or the exercise of any other power, right or remedy, except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.

XV.       NOTICES

          Except as otherwise provided herein, all notices, requests, consents, demands and other communications given hereunder shall be in writing.
All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid, addressed as follows:

               To Servicer:        Aegis Auto Finance,
Inc.
                              525 Washington Boulevard
                              Jersey City, NJ  07310
                              Attn: Joseph F. Battiato,
President
                              Telecopy No. (201)
418-7339

               To Backup Servicer: Norwest Bank
Minnesota,
                              National Association
                              Corporate Trust
Department
                              Sixth Street and
Marquette Ave.
                              Minneapolis, MN
55479-0069
                              Telecopy No. (612)
667-9825

               To Trustee:         Norwest Bank
Minnesota,
                              National Association
                              Corporate Trust
Department
                              Sixth Street and
Marquette Ave.
                              Minneapolis, MN
55479-0069
                              Telecopy No. (612)
667-9825

          or to such other address as such party shall have specified in writing in the manner set forth above. All notices to the
          Certificateholders shall be sent in the
manner specified in the
          Pooling and Servicing Agreement.

XVI.      ASSIGNABILITY

          No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties.
Nothing in this Servicing
Agreement is intended to confer, expressly or by implication, upon any Person other than the Trustee, the Backup Servicer and the Servicer any rights or remedies under or by reason of this Servicing
Agreement.

XVII.          FURTHER ASSURANCES

          Each party agrees, if reasonably requested by another party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.

XVIII.    COUNTERPARTS

          This Servicing Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

XIX.      ENTIRE AGREEMENT; AMENDMENTS

          This Servicing Agreement, including the
Schedules attached hereto
and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect thereto. This Servicing Agreement may not be modified, changed or supplemented except upon the express written consent of each of the parties hereto. The Trustee shall not agree to any amendment of this Servicing
Agreement without the prior written consent of the Majority Certificateholders.
In the event of any conflict between this Servicing
Agreement and a Schedule
hereto, the Schedule shall govern.

XX.       INSPECTION

          Any party hereto or its designated agents, and any
Certificateholder, may, during ordinary business hours and after reasonable notice, inspect, audit, check and make abstracts from any party's books, accounts, records and other papers directly pertaining to the subject matter of this Servicing Agreement or the Schedules hereto. All costs and expenses of such activities shall be borne by the inspecting party.
Each party shall use reasonable
efforts to facilitate any such inspection.

XXI.      LIMIT ON TRUSTEE'S PAYMENT OBLIGATIONS

          Neither the Trustee, nor Norwest Bank
Minnesota, National
Association, nor any of its affiliates, shall have any obligation to make any payment to the Servicer in respect of any payment obligation of the Trustee to the Servicer under this Servicing Agreement, any Schedules, riders or amendments hereto otherwise than from funds held by the Trustee pursuant to the Pooling and
Servicing Agreement. The Servicer hereby specifically consents to the same and agrees that under no circumstances will it offset or otherwise withhold amounts owing to it from remittances made by it to the Trustee pursuant to this Servicing
Agreement, or any Schedules hereto or any riders or amendments hereto.

XXII.          SERVICER NOT TO RESIGN

          1.   The Servicer shall not resign from the
obligations and duties
imposed on it as Servicer under this Servicing
Agreement except (i) in the event
that the performance of its duties under this Servicing
Agreement shall no longer
be permissible under applicable law or it shall no longer be an Eligible Servicer or (ii) if the Backup Servicer has taken over the duties of the Servicer in accordance with the terms hereof or upon the appointment of a successor or substitute Servicer (other than the Backup Servicer) to take over the duties and obligations of the Servicer hereunder. Notice of any such determination permitting the resignation of the Servicer shall be communicated in writing to the
Trustee, the Backup Servicer and each Rating Agency at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer; provided, however, in the event that the Backup Servicer is unable to act as Servicer hereunder and a successor Eligible Servicer has not been appointed within thirty
(30) days, the Trustee may petition a court of competent jurisdiction for the appointment of a successor Eligible Servicer acceptable to the Majority
Certificateholders.

          2. Upon the Servicer's receipt of notice of termination pursuant to paragraph VI. or upon the Servicer's resignation pursuant to this paragraph, the Backup Servicer shall perform as Servicer until such time, if ever, as a successor Servicer who is an Eligible Servicer reasonably acceptable to each
Rating Agency and the Majority Certificateholders shall have been appointed by the Trustee and shall have assumed the duties and responsibilities of the Servicer.

          3. Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the applicable portion of the
Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of the Pooling and Servicing
Agreement.

XXIII.
MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
          OBLIGATIONS OF, OR RESIGNATION OF SERVICER.

          Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the
Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Servicer under this Servicing
Agreement which Person executes
an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Servicing Agreement without further act on the part of any of the parties to this Servicing Agreement;
provided, however, prior to any merger or consolidation of, or assumption of the obligations of, the Servicer, each Rating Agency shall have delivered to the
Servicer, the Backup Servicer, the Trustee and each Certificateholder a statement that such transaction shall not have an adverse effect on the ratings assigned to the Rated Certificates; further provided, however, that
(i) immediately after
giving effect to such transaction, no Event of Servicing Default (as defined in paragraph VI.), and no event which, after notice or lapse of time, or both, would become an Event of Servicing Default shall have happened and be continuing,
(ii) the Servicer shall have delivered to the Trustee an Officer's Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this paragraph XXIII. and that all conditions precedent provided for in this Servicing Agreement relating to such transaction have been complied with, and (iii) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on certificates of title thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the Financed Vehicles, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.
Without receipt by the Trustee of written notice from the Servicer of such merger, consolidation or succession at least thirty days prior to such action by the Servicer and approval by each Rating Agency and the Majority Certificateholders, which approval shall not be unreasonably withheld, such merger, consolidation or succession shall constitute an Event of Servicing
Default with respect to the
Servicer.

XXIV.     GOVERNING LAW.

          This Servicing Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard or reference to principles of conflicts of laws of such State.

          IN WITNESS WHEREOF, the parties hereto have caused this
Servicing Agreement to be executed as of the date first written above.

                                   SERVICER:
                                   AEGIS AUTO FINANCE,
                                   INC.


                                        By:


                                         Joseph F.
Battiato
                                         President


































             [Signatures continue on following page]
               BACKUP SERVICER:    NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION, in its
                                   capacity as Backup Servicer
                                   under the Pooling and
                                   Servicing Agreement


                                   By:

                                        Name:  Michael G. Luger
                                        Title: Corporate Trust Officer

                                   TRUSTEE:
                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   in its capacity as Trustee under the
                                   Pooling and Servicing Agreement



                                   By:

                                        Name: Michael G. Luger
                                        Title: Corporate Trust Officer






















      [Counterpart signature page to Servicing
Agreement]

ACKNOWLEDGEMENT AND AGREEMENT OF SELLER

     The undersigned hereby acknowledges this Servicing
Agreement and
agrees, in its capacity as Seller, to be bound by the applicable provisions hereof.

AEGIS AUTO FUNDING CORP.,
In its capacity as Seller under the
Pooling and Servicing Agreement


By:
       Brendan Meyer
       Vice President


                SCHEDULE A - SUMMARY OF SERVICES

I.   SERVICES

     A. CONTRACT SERVICES - COLLECTIONS

          1.   Prior to the execution of this Agreement
Servicer has
               established a Lock-Box Account at The
First Interstate
               Bank of California, N.A.

          2.   Servicer shall be responsible for the
mailing of payment
               coupon books or monthly statements.
Payment books shall
               contain coupons in sufficient quantity
to allow Obligor to
               enclose a coupon with each scheduled
payment per the
               terms of the related contract. Each
payment coupon book
               may contain up to 36 coupons.

               For those Obligor accounts whose
contract term exceeds 36
               months a new coupon book for the
remaining term will be
               sent in the 35th month.

          3.   Servicer shall process Obligor accounts
for which the
               Obligor fails to make a payment on the
applicable payment
               due date (a "Delinquency") on the
following basis:

               a.   Commencing on the first business
day on which an
                    Obligor is delinquent by more than
ten (10) days,
                    Servicer shall, at the Servicer's
discretion, either
                    (1) phone the Obligor, (2) if no
contact is made
                    after phoning, the Servicer may
send a letter to the
                    Obligor asking the Obligor to
immediately contact
                    the Servicer, or (3) order a field
call by an outside
                    agency to the Obligor.

               b.   Servicer may request the Seller's
authorization to
                    repossess an Obligor's vehicle at
any time after an
                    Obligor is delinquent and Servicer
has satisfactory
                    reason to believe that Obligor will
not pay.
                    However, such authorization will be
deemed given
                    if Servicer cannot obtain timely
authorization,
                    provided Servicer has determined
that any delay
                    would impede the Servicer's ability
to service the
                    Obligor's vehicle.  Servicer shall
create and
                    maintain a report of any Obligor's
vehicle it
                    repossesses and all events leading
to such action.

               c.   If an Obligor requests a change to
his normal
                    monthly due date (a "Due Date
Change") and if the
                    Obligor has defaulted on his
obligations under a
                    Receivable or if the Servicer
reasonably believes
                    such default is imminent, Servicer
may grant such
                    Due Date Change to the extent the
Servicer deems
                    in the best interest of the
Certificateholders;
                    however, no Due Date Change shall
be granted
                    beyond the currently due month.

               d.   Except as otherwise provided in
this agreement, if
                    an Obligor has been delinquent for
more than thirty-
                    five (35) days, Servicer shall
request Seller's
                    authorization to repossess pursuant
to Section
                    IA3.b. of this Schedule A.

               e.   If an Obligor requests an extension
of the currently
                    required monthly payment to extend
the end of the
                    loan term (a "Loan Extension") and
if the Obligor
                    has defaulted on his obligations
under a Receivable
                    or if the Servicer reasonably
believes such default
                    is imminent, Servicer may to the
extent the Servicer
                    deems in the best interest of the
Certificateholders
                    grant such Loan Extension once each
year.

                    Servicer shall grant a Loan
Extension only to those
                    Obligors who have made at least six
(6) regularly
                    scheduled payments; and in no case
shall the
                    number of Loan Extensions per loan
exceed the
                    number of years in the loan term.
In no event may
                    any modification cause the final
payment date to
                    extend beyond the Final Scheduled
Distribution
                    Date for the Receivables.

     B.   CONTRACT SERVICES - CUSTOMER SERVICE

          1.   If Servicer receives written or oral
notice from an Obligor
               of such Obligor's refusal to make
payments on the
               Obligor's account, Servicer shall enter
such notice into its
               computer records.

          2. The Seller shall have the responsibility to apply for title to the motor vehicle covered by the
contract.  Servicer shall
               send, or cause to be sent, to Trustee
all titles to such motor
               vehicles. With respect to titles
received, Servicer shall
               verify that Aegis Finance is noted as
lien holder.

          3.   Servicer shall notify Originator and/or
Custodian of any
               discrepancies with respect to the lien
holder indicated on
               received titles. Servicer shall further
notify Originator
               and/or Custodian of missing titles.
Originator shall be
               responsible for correcting title
discrepancies and obtaining
               missing titles.

          4.   Servicer shall not release any title to
a vehicle except upon
               the full payment of the remaining
obligor principal balance
               by the Obligor or others, or the
repossession and sale of
               the related vehicle, or the release of
the title to Originator
               for the correcting of title problems, or as required by law, or as directed by Custodian.  Custodian
will release title to
               Servicer on a timely basis, pursuant to
Section 3.04(c) of
               the Pooling and Servicing Agreement.

          5.   Servicer shall perform the following
insurance tracking
               functions with respect to a contract
until the earlier of the
               repossession and sale of the vehicle or
the remaining
               obligor principal balance is paid in
full by the Obligor or
               others:

               a.   Seller shall provide initial
physical damage
                    insurance information at the time
of portfolio
                    boarding.

               b.   Servicer shall notify Seller and/or
Custodian if
                    Servicer has not received a copy of
a physical
                    damage insurance policy for an
Obligor's vehicle
                    within twenty (20) days of the
receipt of a Notice of
                    Cancellation/Non-Renewal.

               c.   Servicer shall produce a monthly
Insurance
                    Expiration report showing those
Obligor accounts
                    for whom a Notice of
Cancellation/Non-Renewal
                    has been received or the expiration
date for an
                    Obligor's insurance policy in
Servicer's computer
                    records has elapsed.

               d.   Servicer shall not be liable for
any loss or liability
                    resulting from the lack of
insurance coverage on
                    any Obligor vehicles if it has
complied with the
                    foregoing.

          6.   Servicer shall negotiate and settle any
claims relating to
               physical damage to a vehicle and endorse any insurance
               company drafts for such claim subject to the following
               conditions:

               a.   Servicer shall endorse a draft for
payment of a
                    claim to body shop or other auto
repair service.

               b.   If the Obligor's account is more
than thirty (30)
                    days delinquent, Servicer shall
attempt to collect all
                    currently due amounts. If unable to
make such
                    collection, Servicer shall request
Seller's
                    authorization to repossess vehicle
from the repair
                    facility pursuant to Section
I-A-3.b. of this Schedule
                    A.  To effect such repossession,
Servicer may
                    negotiate for the release of the
vehicle from the
                    repair facility in exchange for the
endorsed draft in
                    the amount of the repairs and an
agreement to hold
                    the repair facility harmless for
the release of the
                    vehicle.


          7.   Servicer shall calculate early payoffs
of remaining obligor
               principal balance per the terms of the
related sales contract.
               Seller authorization is required for any payoff amount other than the full calculated amount.
Notwithstanding any
               condition in this Agreement, Servicer,
however, shall have
               the right (in the event of early payoff) to waive any
               remaining obligor principal balance of
twenty-five dollars
               ($25.00) or less.

          8.   Upon receipt by Servicer of the full
payment of the
               remaining Obligor principal balance by
the Obligor, the
               Custodian shall release to the Servicer
which in turn shall
               release and forward to the Obligor the
original of the
               installment sales contract.

II.
     A.   SPECIAL COLLECTION ACTIVITIES

          1. Repossession and Sale

               The following terms shall govern the
repossession and sale
               of the vehicle:

               a.   Servicer shall order repossession
services from
                    licensed, bonded agents.

               b.   Within five (5) business days after
repossession or
                    sooner if required by law, Servicer
shall prepare
                    and mail a Notice of Intent (the
"NOI") to the
                    Obligor and send a copy of the NOI
once per month
                    together with their monthly reports
to the Seller.

               c.   Servicer shall cause the
repossessed vehicle to be
                    delivered to a location as
designated by Seller for
                    the amount of time required by
applicable State law
                    for Obligor redemption (the
"Obligor Redemption
                    Period").

               d.   After the expiration of the Obligor
Redemption
                    Period, Seller may authorize
Servicer to arrange for
                    the sale and disposition of the
vehicle.

          2.   Credit Enhancement Claims Filing

               Within the provisions of the Fee
Schedule set forth in
               paragraph III of this Schedule, Servicer shall perform the following insurance functions with
respect to a Receivable
               and will comply with all necessary
operating and claims
               filing procedures (which may be modified by the insurance
               company from time to time and by mutual
consent of the
               Seller and the Servicer) pursuant to
each Credit
               Enhancement:

               a.   With respect to the Risk Default
Insurance Policy,
                    Servicer shall:  (1) file notice of
loss within the
                    earlier of (a) 60 days from the
date of expiration of
                    the Obligor Redemption Period or
(b) 30 days from
                    the date the Financed Vehicle was
sold at auction,
                    (2) maintain claim data components,
(3) calculate
                    the claim amount and (4) submit to
the Insurer all
                    supporting documents for each claim
required by
                    the Risk Default Insurance Policy.

               b.   With respect to the VSI Insurance
Policy, Servicer
                    shall:

                    (1)  if appropriate, prior to
liquidation and within
                    ninety (90) days of date of loss,
file an initial notice
                    of loss which shall mean the
following for purposes
                    of this Section only:

                         (A)  For physical damage, the
date of
                         repossession;

                         (B)  For instrument non-filing
insurance,
                         the date of filing of a
superior lien;

                         (C)  For a skip, the date of
the first
                         delinquency plus 150 days; and

                         (D)  For a repossession, the
date the
                         damage occurred.

                    (2)  maintain physical and
electronic information,
                    (3) calculate the claim amount, (4)
prepare physical
                    and electronic information and
complete claim form
                    and (5) in the case of a claim
dispute, select an
                    independent appraiser and file an
appraisal report
                    within thirty (30) days of initial
claim filing
                    rejection.

          3. Deficiency

               a.   After the repossession and sale of
a vehicle, in
                    order to calculate a deficiency, if
any, Servicer
                    shall request the cancellation of
any financed
                    product related to the vehicle
(e.g., credit life,
                    disability insurance, etc.), file
for any refunds
                    associated therewith and furnish a
cancellation
                    report to Custodian.

               b.   After taking into account any
cancellation refunds,
                    Servicer shall compute any
deficiency resulting
                    from the repossession and sale of a
vehicle and
                    notify Obligor of any such
deficiency.


               c.   At the discretion and instruction
of the Seller,
                    Servicer shall  commence collection
activities on
                    any such established Obligor
deficiency accounts.

          4. Bankruptcies

               If Servicer receives written notice that an Obligor has
               become subject to bankruptcy proceedings under Federal or
               State law, Servicer or its designee
(attorney if required)
               shall provide the following services as
necessary:

               a.   Servicer shall immediately cease
all collection
                    activity and otherwise comply with
the Bankruptcy
                    Code and all related laws and
regulations.

               b.   Servicer shall file a claim with
the applicable court.

               c.   Servicer shall obtain legal
services for the
                    prosecution of the claim when
necessary.

               d.   Servicer shall monitor the receipts
of funds being
                    paid through the applicable
bankruptcy plan.

               e.   Upon dismissal of an action under
bankruptcy,
                    Servicer shall service the
Obligor's account
                    pursuant to the standard collection
procedures of
                    Section I of this Schedule A.

               f.   Should the Obligor account be the
subject of a
                    reaffirmation or court ordered
modified payment
                    schedule, Servicer shall administer
and collect the
                    account in the same fashion as that
prior to the
                    bankruptcy proceedings.

          5. Disability

               If Servicer is notified in writing of an Obligor's disability claim and evidence of the Obligor's
disability insurance
               policy is on file, Servicer shall
suspend all collection
               activity on such Obligor's account until such time as
               Obligor resumes his normal payment
schedule, however:

               a.   Servicer shall continue to monitor
such Obligor's
                    account until the earlier of the
date on which:

                    1)   A claim approval or denial has
been
                         received; or

                    2)   The Obligor resumes payment,
at which
                         time Servicer will resume
collection activity
                         pursuant to Section III of
this agreement.

               b.   If Obligor's disability claim is
denied, Servicer shall
                    resume collection activity pursuant
to Section I of
                    this Agreement and the terms and
conditions of the
                    related sales contract.

               c.   Servicer's collection procedures
for a disability
                    account shall comply with the terms
stipulated on
                    the related sales contract.

          6.   Allotments

               Servicer shall have been notified at the time of loan
               boarding if an Obligor will be subject
to military allotment
               processing.  If Servicer has not
received an allotment
               verification on a designated allotment
account within 60
               days of any subsequent allotment
establishment and the
               designated Obligor's account is greater
than 45 days
               delinquent, Servicer shall request
Seller's authorization to
               repossess pursuant to Section I.A.3.b of this Schedule A.

          7.   Skips

               If Servicer determines that Obligor has
become a skip,
               Servicer shall conduct skip-tracing
efforts for a period of
               30 days. If such skip-tracing efforts
prove unsuccessful,
               Servicer will file (if applicable) the
necessary claim forms
               with Seller's insurance carriers as
described in II A(2) of
               Schedule B of this document.

III. FEE SCHEDULE

     Servicer shall be entitled to receive the following fees and costs no later than the Distribution Date immediately following each related Collection
     Period:

     A.   GENERAL SERVICING

          1.   For all Receivables with an outstanding
balance greater
               than zero dollars ($0.00) as of the
first day of the related
               Collection Period, a monthly serving fee equal to one-
               twelfth of 1.85% of the outstanding
balance or $10.00,
               whichever is greater.

          2.   All extension fees that are received
during the related
               Collection Period.

          3.   All late charges that are received
during the related
               Collection Period.

          4.   A charge of $25.00 per filing of Credit
Enhancement
               claims forms with the designated
Insurers during the related
               Collection Period.

     B.   EXPENSE REIMBURSEMENT

          1.   All out-of-pocket expenses incurred by
Servicer in the
               pursuit of its job functions as
described in this Schedule
               (including but not limited to filing
fees, investigation fees,
               repossession fees, transportation and
storage fees, legal
               fees, DMV fees, etc.) shall be
reimbursed to the Servicer
               at Servicer's actual cost.  In addition
Servicer shall be
               entitled to an administrative fee equal
to 8% of all out-of-
               pocket expenses. Servicer shall provide the Trustee with
               documentation for all such out-of-pocket expenses as a
               condition to payment.

          2.   All postage costs associated with the
mailing of insurance
               follow-up letters, payment statements,
including Notice of
               Intent and Deficiency Statement, during
the related
               Remittance Period.

          3.   All expenses relating to establishing,
maintaining and
               transferring funds from the Lock-Box
account to the
               relevant Collection Account maintained
by the Trustee.
               Such expenses shall be reimbursed at
actual cost provided
               the Servicer include copies of related
invoices.

     C.   DEFICIENCY SERVICING

          For those Obligor accounts that have been the subject of a short insurance payoff, within the related
Collection Period, Servicer
          shall cause the account to be moved to a "non-performing" loan pool and marked inactive.

          All collection activity by Servicer will be suspended until such time as the Seller directs Servicer to resume collection efforts.
          Upon such reactivation, a one time set-up fee of fifty ($50.00)
          dollars will be charged and payable on the next Distribution Date.

          For each Collection Period that an Obligor account remains in the above described deficiency condition, a
servicing fee will be
          charged and payable on the related
Distribution Date based on the
          following schedule:

          1.   $1.00 per month for months 1-4 that a
subject Receivable
remains in the nonperforming loan pool.

          2.   $0.50 per month for months 5-8 that a
Receivable remains
in the nonperforming loan pool.

          3.   $0.10 per month for each month
thereafter that a Receivable
remains in the nonperforming loan pool.
                           SCHEDULE B

                SERVICER MONTHLY ACTIVITY REPORT
               Aegis Auto Receivables Trust 1996-2
         Automobile Receivable Pass-Through
Certificates
                          Series 1996-2


I. COLLECTION ACTIVITY    INTEREST           PRINCIPAL
     TOTALS

Beginning of Period Pool Principal Balance
          0
Additional Receivables Purchased                     0


Scheduled Payments               0                   0
          0
Full & Partial Prepayments       0                   0
          0
Risk Default Insurance Cash Proceeds                 0
          0    0
Receivables Repurchased by Seller
Recoveries (on Liquidated and Defaulted
  Receivables)
Miscellaneous Servicer Collections



Available Distribution Amount    0                   0
          0



Net Losses                                           0

End of Period Pool Balance                           0


II. SERVICING COMPENSATION
                            Amount

(ATTACH BREAKOUT OF FEES)
Servicer Compensation

III. POOL BALANCE INFORMATION

Original Pool Balance:             Beginning of Period
End of Period


 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM)

 Remaining Number of Contracts


IV. RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Additional Receivables Substituted
Principal Amount

V. EXTENSIONS

Number of Extensions granted
Principal Amount




VI. DELINQUENCY INFORMATION*



                                             % of
                                             # of
Principal     Outstanding
                                          Contracts
   Balance   Pool Balance

30-59 Days Delinquent
60-90 Days Delinquent
90 Days or more Delinquent

*Excluding Liquidated and Defaulted Receivables

VII. REPOSSESSION INFORMATION
                                          Current
Period         Inventory

Number of Receivables as to which Vehicles have been Repossessed (and NOI expired)
Principal Balances of Receivables relating to Vehicles which have been Repossessed (and NOI expired)



VIII. LIQUIDATED AND DEFAULTED RECEIVABLES
                                          Current
Period         Cumulative

Number of Liquidated Receivables*
Principal Balance of Liquidated Receivables**
(Prior to Liquidation)

Number of Defaulted Receivables***
Principal Balance of Defaulted Receivables
Total Principal Balance of Liquidated Defaulted
Receivables

*Includes Receivables transferred to Risk Default
Insurer for liquidation
**Excludes Receivables previously characterized as
Defaulted Receivables
***180 days delinquent

IX. RECOVERIES
                                          Current
Period         Cumulative

Liquidation Proceeds
VSI Physical Damage/Loss Insurance Proceeds
Rebates of Servicer Cancelled Warranty Contracts
Consumer Insurance
Other



Total Recoveries


X.  RISK DEFAULT POLICY INSURED RETENTION AMOUNT

Beginning Balance
Add:  Prefunded Receivables
Add:  Quarterly Reserve Loss Deficiency
Less:  Approved Claims
Less:  Surplus in Quarterly Loss Reserve

Ending Balance

XI. NET LOSSES
                                          Current
Period         Cumulative

Principal Balance of Liquidated and Defaulted
Receivables
Less: Recoveries
Less: Risk Default Insurance Proceeds


Net Losses



XII. INSURANCE CLAIMS

                                          Current
Period         Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Retention Amount
Number of VSI Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims

Number of Risk Defaulted Insurance Claims Rejected
Principal Balance of Receivables relating to Risk
Default
  Insurance Claims Rejected


SERVICER COMPENSATION BREAKDOWN           Amount

Servicing Fees

Collection Expenses Incurred

Claim Filing Fees

Bank Charges

Late fees, extension fees collected

Postage

Total Servicer Compensation

                                SCHEDULE C

                     REQUEST FOR RELEASE OF DOCUMENTS


To: Norwest Bank Minneapolis, National Association, as Custodian
     Sixth Street and Marquette Avenue
     Minneapolis, MN  55479-0069

          Re:  Aegis Auto Receivables Trust 1996-2;
Servicing Agreement dated as of
               June 1, 1996 by and among Aegis Auto
Finance, Inc., Norwest Bank
               Minneapolis, National Association, as
Trustee, and Norwest Bank
               Minneapolis, National Association, as
Backup Servicer.

          In connection with the administration of the pool of Receivables held by you as Custodian for the Trustee, we request the release and acknowledge receipt of the (Custodian's
Receivable Files/[specify documents]) for the
Receivable described below, for the reason indicated.

Borrower's Name, Address & Zip Code:

Receivable Number:  [list here or on attached schedule]

Reason for Requesting Documents (check one or put code on attached schedule)

_____ 1. Receivable Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

_____ 2.  Receivable Repurchased Pursuant to Section
3.02 of the Pooling and Servicing
          Agreement (Servicer hereby certifies that any applicable repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing
          Agreement.)

_____ 3. Receivable [to be] Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation
[have been finally received and
          credited] [when received shall be credited] to the Collection Account pursuant to the Pooling and Servicing Agreement.)

_____ 4.  Receivable to be transferred to Risk Default
Insurer for liquidation (servicer
          hereby certifies that all proceeds of
insurance when received shall be credited to
          the Collection Account pursuant to the
Pooling and Servicing Agreement).

_____ 5.  Receivable in Foreclosure

_____ 6.  Other (explain)




          If box 1, 2, 3 or 4 above is checked, and if all or part of the Custodian's
Receivable File was previously released to us, please deliver to us a copy of our previous request for release on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

          If box 5 or 6 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                              AEGIS AUTO FINANCE, INC.
                              Servicer



By:________________________________
                                   Name:
                                   Title:


Date:______________________________


Documents returned to Custodian:

NORWEST BANK MINNEAPOLIS, NATIONAL ASSOCIATION, as Custodian


By:      _______________________________
    Name:
    Title:

Date:
    ______________________________



                                SCHEDULE D

                          RELEASE AND ASSIGNMENT
                         PURSUANT TO SECTION IV.N.
                        OF THE SERVICING AGREEMENT


     Norwest Bank Minnesota, National Association, as custodian (the "Custodian") for the
Trustee of the Aegis Auto Receivables Trust Series
1996-2 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement") dated as of June 1, 1996 among Aegis Auto Funding Corp. (the "Seller"), Norwest Bank
Minnesota, National Association, as
master servicer (the "Backup Servicer") and as trustee
(the "Trustee"), does hereby transfer,
assign and release to the Seller, without recourse, representation or warranty of the Trustee, all of the Trustee's right, title and interest in and to the Receivable and related Custodian File (as defined in the Pooling and Servicing Agreement) identified as paid in full in the attached
Servicer's Request For Release of Documents, and all security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand
this      day of            199 .

                              Norwest Bank Minnesota,
National Association,
                                as Custodian



                              By
_____________________________________
                              [Name]
                              [Title]